                                                                      EXHIBIT 32

                  1999 BROADWAY ASSOCIATES LIMITED PARTNERSHIP

                         FORM 10-QSB SEPTEMBER 30, 2003


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of 1999 Broadway Associates Limited Partnership (the "Partnership"), on Form 10-QSB for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date: November 14, 2003                                 /s/ Michael L. Ashner
                                                        ------------------------
                                                        Michael L. Ashner
                                                        Chief Executive Officer




Date: November 14, 2003                                 /s/ Thomas Staples
                                                        ------------------------
                                                        Thomas Staples
                                                        Chief Financial Officer

















                                    21 of 21